SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                     |X|
Filed by a party other than the registrant  |_|

Check the appropriate box:

|_|     Preliminary proxy statement
|X|     Definitive proxy statement
|_|     Definitive additional materials
|_|     Soliciting material pursuant to Rule 14a-11 or Rule 14a-12

                              ORA ELECTRONICS, INC.
------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

|X|     No fee required
|_|     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(j)(2).
|_|     $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(I)(3).
|_|     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transactions applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4) Proposed maximum aggregate value of transaction:

|_|     Fee paid previously by written preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

        (2) Form, schedule or registration statement No.:

        (3) Filing party:

        (4) Date filed:
                                      -1-





                              ORA ELECTRONICS, INC.


                   NOTICEOF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held January 15, 2001
                                   10:00 a.m.

To Our Stockholders:

The Annual Meeting of Stockholders of ORA Electronics, Inc. (the "Company"), will be held at The Chatsworth Hotel, 9777 Topanga Canyon Boulevard, Chatsworth, California 91311, on Monday, January 15, 2001, at 10:00 a.m. P.S.T. for the following purposes:

1.     To elect five directors each to serve a one-year term;

2. To approve an amendment to the Company's Amended and Restated 1996 Stock Plan to increase the shares available for issuance under the Plan from 2,000,000 shares to 5,000,000 shares;

3. To ratify the Board of Directors' appointment of Richard & Hedrick as independent accountants of the Company for the fiscal year ending March 31, 2001; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on November 30, 2000, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

Whether or not you expect to attend the annual meeting, please mark, date and sign the accompanying proxy card and return it promptly in the envelope enclosed for that purpose.

                                    By Order of the Board of Directors


                                    By /s/ MATTHEW F. JODZIEWICZ
                                       -------------------------------
                                           Matthew F. Jodziewicz,
                                           Secretary

Chatsworth, California
December __, 2000




                                      -2-





                              ORA ELECTRONICS, INC.
                             9410 OWENSMOUTH AVENUE
                              CHATSWORTH, CA 91311

                                 PROXY STATEMENT


GENERAL

The accompanying proxy is solicited by and on behalf of the Board of Directors of ORA Electronics, Inc. ("ORA" or the "Company"), in connection with the Annual Meeting of Stockholders to be held at 10:00 a.m. P.D.T. on January 15, 2001, at The Chatsworth Hotel, 9777 Topanga Canyon Boulevard, Chatsworth, California 91311, and at any and all adjournments thereof.

This Proxy Statement and accompanying proxy will first be mailed to stockholders on or about December 13, 2000. The costs of solicitation of proxies will be paid by the Company. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. The Company will reimburse brokers, banks, fiduciaries and other custodians and nominees holding shares of the Company's common stock ("Common Stock") in their names or in the names of their nominees for their reasonable charges and expenses incurred in forwarding proxies and proxy materials to the beneficial owners of such Common Stock.

VOTING RIGHTS AND OUTSTANDING SHARES

Only stockholders of record of Common Stock as of November 30, 2000, (the "Record Date") will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were _______________ shares of Common Stock outstanding, which constituted all of the outstanding voting securities of the Company. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast will be required for the election of directors, and the affirmative vote of a majority of the votes cast will be required for the approval of Proposals 2 and 3 and to act on all other matters to come before the Annual Meeting. For purposes of determining the number of votes cast with respect to any voting proposal, the sum of votes cast and abstentions are included. Abstentions with respect to any proposal are counted as "shares present" and have the effect of a vote "against" such proposal as to which they are specified. Broker non-votes with respect to any proposal are not considered "shares present" and, therefore, have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast for such proposal.

Shares may be voted cumulatively for the election of directors. If any stockholder gives notice before the vote is taken of intention to cumulate votes, then all stockholders will be entitled to cumulate their votes for election of directors. Cumulative voting allows a stockholder to cast a number of votes equal to the number of shares held as of the record date, multiplied by

                                      -3-

the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the stockholder sees fit. If cumulative voting is declared at the meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders.

REVOCABILITY OF PROXIES

Proxies must be written, signed by the stockholder and returned to the Secretary of the Company. Any stockholder who signs and returns a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the Annual Meeting in person may withdraw such stockholder's proxy and vote such stockholder's shares.




                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

DIRECTORS

The Company's Bylaws authorize a Board of Directors (the "Board" or "Board of Directors") consisting of five people to be elected by the Company's stockholders each year. Four of the nominees listed below are current members of the Board of Directors. All proxies received by the Board of Directors will be voted for the nominees if no directions to the contrary are given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of a nominee designated by the Board of Directors, or if none are so designated, will be voted according to the judgment of the person or persons voting the proxy. The Company's Bylaws fix the number of directors at five. Proxies cannot be voted for a greater number of persons than the number of nominees named. If applicable, the five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect. The following table sets forth certain information concerning nominees:


        Name                          Age                                 Position
--------------------------        ----------    -----------------------------------------------------------
Merritt W. Jesson                     55         Chairman of the Board, Chief Executive Officer and
                                                  President

John M. Burris                        53         Vice President, Chief Financial Officer, and Director

Matthew F. Jodziewicz                 51         Vice President of Technology and Legal Affairs, Secretary,
                                                  and Director

Robert W. Ellis                       58         Director

Khoren Shaginian                      38         Director

                                      -4-



Mr. Jesson became Chairman of the Board, Chief Executive Officer and President of ORA Electronics, Inc. in connection with SATX Inc.'s purchase of a controlling interest in ORA on May 23, 2000. Mr. Jesson is the Chairman of the Board, Chief Executive Officer and President of SATX, Inc. He was previously the President, CEO, and one of the founders of DebitFone since its inception in October, 1996 until its acquisition by SATX, Inc. in May, 1999. From 1993 to May, 1996, Mr. Jesson worked independently to develop both the "Switch Based" and the "Intelligent" debit phones. From 1991 to 1993 Mr. Jesson was President, Chief Executive Officer, and the founder of Connect One Telecommunications, Inc., the nation's second prepaid calling card company.

Mr. Burris, a certified public accountant, joined ORA in 1987 as its General Manager in charge of accounting and finances. From 1990 through November 1996 he continued to work in such capacity, but as an independent contractor. In December 1996, Mr. Burris became ORA's Vice President and Chief Financial Officer and an employee and Director of the Company.

Mr. Jodziewicz, a registered patent attorney, joined ORA in March 1995 as in-house counsel. He became Vice President of Technology and Legal Affairs, Secretary and a director in December 1996. Prior to joining ORA, Mr. Jodziewicz was in the private practice of law and provided legal services, primarily in the intellectual property area, to the Company and other clients.

Mr. Ellis became a director of ORA in connection with SATX Inc.'s purchase of a controlling interest in ORA on May 23, 2000. Mr. Ellis is the Treasurer, Chief Financial Officer and Director of SATX, Inc. Mr. Ellis served as Chief Operating Officer and Chief Financial Officer of DebitFone from April, 1998 to May, 1999. Previously, from July, 1995 to September, 1996, Mr. Ellis served as President, Chief Operating Officer, and Chief Financial Officer of Omni Telecommunications, Inc., a full service, international cellular telephone company.

Mr. Shaginian became a director of ORA in connection with SATX Inc.'s purchase of a controlling interest in ORA on May 23, 2000. Mr. Shaginian has served as a director and as SATX's Secretary and Treasurer since May, 1999. Prior to joining SATX, Mr. Shaginian gained a broad range of experience in finance and project development in such industries as real estate, environmental services, and waste management. From October, 1997 until the present, he has served as the Chief Financial Officer and Executive Vice President of Komar Investments, LLC, a multi-million dollar holding company engaged in a wide variety of public and private investments. Komar Investments manages the Shirvanian Family Investment Trust, which is a principal shareholder of SATX's Common Stock. From January 1995 until joining Komar in 1997, Mr. Shaginian was a partner in Shaginian & Agliarini, a CPA firm in Glendale, California. Mr. Shaginian has a Bachelor of Science in Accountancy from California State University at Los Angeles, and he is a CPA. Mr. Shaginian began his career in the mid-1980's at Coopers & Lybrand, the public accounting firm now organized as PriceWaterhouse Coopers, LLP.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors has not created any committees as of the date hereof, although it may do so in the future. The Board of Directors did not hold any regularly scheduled or special meetings during ORA's fiscal year ended March 31, 2000 ("Fiscal 2000"). The Board of Directors acted by unanimous written consent on seven occasions during Fiscal 2000.

DIRECTORS' COMPENSATION

Directors who are employees of the Company receive no compensation for serving on the Board of Directors. Directors who are not employees of the Company receive a retainer fee of $1,000 per meeting attended. All directors are reimbursed for reasonable expenses incurred in connection with attendance at board or committee meetings. Eligible non-employee directors may participate in the Company's 1996 Non-Employee Directors Stock Option Plan (the "Directors
Plan") which provides for certain automatic grants of options to non-employee directors. Under the Directors Plan, each eligible non-employee director who has been elected or who is continuing to serve on the Board of Directors will receive an option to purchase an additional 500 shares of Common Stock on each anniversary of joining the Board. As of November 10, 2000, no options are outstanding under the Directors Plan.


                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth the compensation for each of the last three years of the Chief Executive Officer and each of the most highly compensated executive officers (the "Named Executive Officers") who earned over $100,000 during the fiscal year ended Fiscal 2000.

                                            SUMMARY COMPENSATION TABLE
                                            --------------------------



                                  Annual Compensation                                    Long-Term
                                                                                        Compensation

          Name and              Fiscal        Salary        Bonus         Other          Securities      All Other
          Principal              Year           ($)          ($)         Annual          Underlying      Compensation
          Position                                                    Compensation      Options/SARs          ($)
                                                                           ($)              (#)
------------------------------ ---------- ---------------- --------- ---------------- ----------------- ---------------
Gershon N. Cooper                2000       279,231 (1)      -0-       38,746 (4)           -0-               -0-
  President and Chief            1999       330,000 (1)      -0-       41,376 (2)           -0-               -0-
  Executive Officer              1998       330,000 (1)      -0-       28,157 (3)           -0-               -0-

John M. Burris                   2000       125,770          -0-          -0-               -0-               250 (5)
  Vice President and             1999       150,271          -0-        1,750               -0-               250 (5)
  Chief Financial                1998       160,386          -0-        4,200               -0-               250 (5)
  Officer

Matthew F. Jodziewicz            2000       110,462          -0-          -0-               -0-               250 (5)
  Vice President                 1999       120,694          -0-          -0-               -0-               250 (5)
  Technology and Legal           1998       120,000          -0-          -0-                0-               250 (5)
  Affairs and Secretary

---------------

(1) In December, 1996, Mr. Cooper entered into an Employment Agreement with the Company which set his annual salary at $330,000 per year. Mr. Cooper passed away on January 22, 2000.

(2) Of this amount, $29,376 represents a below market interest differential on loans by the Company to Mr. Cooper, and $12,000 represents an automobile allowance.

(3) Of this amount, $16,157 represents a below market interest differential on loans by the Company to Mr. Cooper, and $12,000 represents an automobile allowance.


(4) Of this amount, $28,746 represents a below market interest differential on loans by the Company to Mr. Cooper, and $10,000 represents an automobile allowance.

(5) Such amount was paid by the Company to the indicated Named Executive Officer pursuant to the terms of the Company's Profit Sharing 401(k) Savings Plan, as discussed below.

STOCK PLANS

1996 Stock Plan. The 1996 Stock Plan was adopted by the Board of Directors and ratified by the Company's then-existing sole shareholder in December 1996.The total number of shares of Common Stock subject to issuance under the 1996 Stock Plan is 2,000,000 shares, subject to adjustments as provided in the 1996 Stock Plan. The 1996 Stock Plan provides for the grant of stock options (including incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options), stock appreciation rights ("SARs") and other stock awards (including restricted stock awards and stock bonuses) to employees of the Company or its affiliates or any consultant or advisor engaged by the Company who renders bona fide services to the Company or the Company's affiliates in connection with its business; provided, that such services are not in connection with the offer or sale of securities in a capital raising transaction.

The 1996 Stock Plan is administered by the Company's Board of Directors or, when and if formed, the Compensation Committee of the Board of Directors (the "Committee"). Stock options may be granted by the Board of Directors or Committee on such terms, including vesting and payment forms, as it deems appropriate in its discretion; provided, that no option maybe exercised later than ten years after its grant, and the purchase price for incentive stock options and non-qualified stock options shall not be less than 100% and 85%, respectively, of the fair market value of the Common Stock at the time of grant. SARs may be granted by the Board of Directors or Committee on such terms, including payment forms, as the Board of Directors or Committee deems appropriate; provided, that a SAR granted in connection with a stock option shall become exercisable and lapse according to the same vesting schedule and lapse rules established for the stock option (which shall not exceed ten years from the date of grant). A SAR shall not be exercisable during the first six months of its term and only when the fair market value of the underlying Common Stock exceeds the SAR's exercise price and is exercisable subject to any other conditions on exercise imposed by the Board of Directors or the Committee. In the event of a change in control of the issuer, the Board of Directors or the

Committee retains the discretion to accelerate the vesting of stock options and SARs and to remove restrictions on transfer of restricted stock awards. Unless terminated by the Board of Directors, the 1996 Stock Plan continues until December 2006.

During the fiscal year ended March 31, 2000, no stock options or stock appreciation rights were granted to, and no stock options previously granted were exercised by, any Named Executive Officers. The following table sets forth as of March 31, 2000, information as to the number of unexercised stock options (none of which are in-the-monetary options) held by certain Named Executive Officers.

AGGREGATED FISCAL YEAR-END OPTION VALUES


                                       Number of Securities
                                      Underlying Unexercised
             Name                        Stock Options at
                                          March 31, 2000
                                                (#)
                                    Exerciseable/Unexercisable
------------------------------- ------------------------------------

John M. Burris                             22,500/7,500
Matthew F. Jodziewicz                      11,250/3,750


1996 Non-Employee Directors Stock Option Plan. The Company's 1996 Non-Employee Directors Stock Option Plan (previously defined as the "Directors Plan") was adopted by the Board of Directors and ratified by the Company's then-existing sole shareholder in December 1996. A total of 100,000 shares are available for grant under the Directors Plan. The Directors Plan provides for the automatic grant to each of the Company's non-employee directors of (i) an option to purchase 5,000 shares of Common Stock on the date of such director's initial election or appointment to the Board of Directors (the "Initial Grant") and (ii) an option to purchase 500 shares of Common Stock on each anniversary thereof on which the director remains on the Board of Directors (the "Annual Grant"). The options will have an exercise price of 100% of the fair market value of the Common Stock on the date of grant and have a ten-year term. Initial Grants become exercisable in two equal annual installments commencing on the first anniversary of the date of grant thereof and Annual Grants become fully exercisable beginning on the first anniversary of the date of grant. Both Initial and Annual Grants are subject to acceleration in the event of certain corporate transactions. Any options which are vested at the time the optionee ceases to be a director shall be exercisable for one year thereafter; provided, that options which are vested on the date the optionee ceased to be a director due to death or disability generally remain exercisable for five years thereafter. Options which are not vested automatically terminate in the event the optionee ceases to be a director of the Company. If the Company is a party to a transaction involving a sale of substantially all of its assets, a merger or consolidation, all then outstanding options under the Directors Plan may be canceled. However, during the 30 day period preceding the effective date of such transaction, all partly or wholly unexercised options will be exercisable, including those not yet exercisable pursuant to the vesting schedule.

PROFIT SHARING PLAN

The Company has a defined contribution Profit Sharing 401(k) Savings Plan (the "401(k) Plan") which covers substantially all of its employees. The 401(k)Plan became effective on January 1, 1992. Under the terms of the 401(k) Plan, employees can elect to contribute to the Plan, by salary reduction, up to 15% of their compensation, subject to certain Internal Revenue Service ("IRS") limitations then in effect. Additionally, the Company can, at its discretion, match 100% of the voluntary contributions, subject to applicable IRS limitations. The Company has received a determination letter from the IRS indicating that the 401(k) Plan is qualified within the terms of the applicable provisions of the Employee Retirement Income Security Act, as amended.

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

During Fiscal 2000, compensation decisions were made by the full Board of Directors or by Mr. Cooper as Chief Executive Officer.

During Fiscal 2000, Mr. Cooper as Chief Executive Officer established base salaries for the executive officers.

Base Salary. During Fiscal 2000, the annual base salaries of the Company's Named Executive Officers, including the Chief Executive Officer, were at the levels set forth in the Executive Compensation Summary Compensation Table. The annual base salary levels were established by the Board based upon a subjective judgment with respect to appropriate levels of pay in relation to the executive officers' respective levels of responsibility and, when applicable, as required by contract.

Annual Bonus.  No bonuses were paid out in Fiscal 2000.

Equity Compensation.  No equity-based compensation was awarded in Fiscal 2000.

Chief Executive Officer's Compensation. The Chief Executive Officer's compensation for Fiscal 2000 consisted of a salary of $279,231, as determined by the Board of Directors, in addition to (a) $10,000 which was paid as an automobile allowance and (b) $28,746 which represents a below-market interest differential on loans by the Company to Mr. Cooper. Prior to December, 1996, the Chief Executive Officer was paid a salary of $15,000 per year with a bonus paid in March of each year. In December, 1996, the Chief Executive Officer entered into an Employment Agreement with the Company, and his salary was adjusted in accordance therewith.

Policy With Respect to Internal Revenue Code Section 162(M). In 1993, the Code was amended to add Section 162(m). Section 162(m), and the regulations thereunder, place a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. At the present time, the Company's executive officer compensation levels do not exceed $1,000,000. The Board of Directors plans to take such actions in the future to minimize the loss of tax deductions related to compensation as they deem necessary and appropriate in light of specific compensation objectives.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Changes in Control of Registrant

Pursuant to a Stock Purchase Agreement dated May 23, 2000, Mrs. Ruth Cooper, a director and beneficial owner of 4,982,600 shares of the Registrant's common stock, sold 3,982,600 shares of such common stock to SATX Inc. ("SATX"). The transaction resulted in SATX owning approximately 56% of the issued and outstanding common stock of the Registrant as of that date. In consideration for the sale of her 3,982,600 shares of common stock, SATX paid to Mrs. Cooper $150,000 in cash, $23,185 payable in 12 monthly installments, 400,000 shares of SATX common stock and assumed the liability for a promissory note owed to ORA Electronics, Inc., by Mrs. Cooper in the amount of $299,347. The note was subsequently paid in full on July 10, 2000 by SATX. SATX, a publicly held company engaged in telecommunications technology, develops and markets prepaid cellular handsets and global tracking devices in addition to investing in relevant technology companies. SATX common stock trades on the OTC Electronic Bulletin Board under the symbol "SATX".

For the past 15 years, the Company has purchased product from Data-Spec Taiwan, of which Jack D.W. Song is a controlling shareholder. Mr. Song also owns approximately 15.4% of the issued and outstanding common stock of the Company. As of June 30, 2000, the Company had total trade payable of approximately $2,464,800 with Data-Spec Taiwan. The Company believes that these transactions were on terms at least as favorable as could be obtained from nonaffiliated parties.


                     COMPARATIVE PERFORMANCE BY THE COMPANY

The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total stockholder return on its Common Stock during the Company's last fiscal year with the cumulative total stockholder return during the same period on (1) a broad equity market index and (2) published industry index or peer group. Although the chart would normally be for a five-year period, the common stock of the Company began public trading on December 20, 1996, as successor to North American Energy of Delaware, Inc., and, accordingly, the following chart commences as of such date. This chart compares the Company's Common Stock with (1) the S&P 500 Composite Index and (2) the Dow Jones U.S. Technology Sector Index, and assumes an investment of $100 on December 20, 1996 in the Company's Common Stock, the stocks comprising the S&P 500 Composite Index and the stocks comprising the Dow Jones U.S. Technology Sector Index.

PERFORMANCE GRAPH

Value of $100 Investment

                      ORA Electronics,            S&P 500               Dow Jones
                            Inc.              Composite Index        U.S. Technology
                                                                      Sector Index
------------------- ---------------------- ---------------------- ----------------------
     12/20/96               $100                   $100                   $100
     03/31/97               $109                   $101                   $ 97
     03/31/98               $ 39                   $147                   $142
     03/31/99               $ 16                   $172                   $212
     03/31/00               $ 75                   $200                   $425

                                      -10-


                                   PROPOSAL 2

                       AMENDMENT TO THE COMPANY'S AMENDED
                       AND RESTATED 1996 STOCK OPTION PLAN

In accordance with the authority granted by Section 12 of the Company's Amended and Restated 1996 Stock Plan (the "1996 Plan"), the Company's Board of Directors has adopted an amendment to the 1996 Plan, subject to approval by the Company's stockholders.

PROPOSED AMENDMENT

The proposed amendment will amend Section 5 of the 1996 Plan. Such amendment would increase the aggregate number of shares of the Company's Common Stock that can be issued under the 1996 Plan from 2,000,000 to 5,000,000 shares. This amendment is designed to ensure that the Company can continue the primary purpose under the 1996 Plan; namely, to attract and retain the most qualified people as key employees, to provide such employees with appropriate long-term incentives and to more closely align such employees' interests with those of the Company's stockholders by providing them, over time, the opportunity to acquire a meaningful equity interest in the Company.

Summary of 1996 Plan Provisions

The full text of the 1996 Plan, as it would be amended by the proposed amendment (subject to stockholder approval), is set forth as Exhibit A to this Proxy Statement, and this summary is qualified in its entirety by reference to Exhibit A.

As discussed earlier in this Proxy Statement, the 1996 Plan was adopted by the Company's Board of Directors and ratified by the then existing sole stockholder in December 1996. The total number of shares of Common Stock subject to issuance under the 1996 Plan is 2,000,000, subject to adjustments as provided therein. The 1996 Plan provides for the grant of stock options (including incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC"), and non-qualified stock options ("NQSOs")),SARs and other stock awards (including restricted stock awards and stock bonuses) to employees of the Company or its affiliates, or to any consultant or advisor engaged by the Company who renders bona fide services to the Company or the Company's affiliates in connection with its business; provided, that such services are not in connection with the offer or sale of securities in a capital raising transaction. No options, SARs or other stock awards were granted under the 1996 Plan during Fiscal 2000. As of July 28, 2000, the fair market value of the Common Stock underlying the 1996 Plan was $0.72 per share. As of July 28, 2000, options to purchase a total of 79,000 were outstanding under the 1996 Plan (net of cancelled or expired options), and 1,921,000 shares remained available for future grants.

The 1996 Plan is administered by the Company's Board of Directors or, when and if formed, the Compensation Committee of the Board of Directors (the "Committee"). The Board of Directors may, from time to time, amend, suspend or terminate the 1996 Plan in whole or in part and, if terminated, may reinstate any or all of the provisions of the 1996 Plan, except that no such action maybe taken which would impair the rights of a participant under a stock award previously granted, without such participant's consent. The Board of Directors must obtain stockholder approval of any amendment to the 1996 Plan which is necessary to allow the 1996 Plan to continue to meet the conditions of Rule 16b-3 or Sections 162(m) or 422 of the IRC. Stock options may be granted by the Board of Directors or Committee on such terms, including vesting and payment forms, as it deems appropriate in its discretion; provided, that (a) no option may be exercised later than ten years after its grant, (b) the purchase price for incentive stock options and NQSOs shall not be less than 100% and 85%, respectively, of the fair market value of the Common Stock at the time of grant and (c) the exercise price for incentive stock options and NQSOs shall be paid in full upon such exercise in cash or stock, or such other form of considerations the Committee may determine. SARs may be granted by the Board of Directors or committee on such terms, including payment forms, as the Board of Directors or committee deems appropriate; provided, that a SAR granted in connection with a stock option shall become exercisable and lapse according to the same vesting schedule and lapse rules established for the stock option (which shall not exceed ten years from the date of grant). A SAR shall not be exercisable during the first six months of its term and only when the fair market value of the underlying Common Stock exceeds the SAR's exercise price and is exercisable subject to any other conditions on exercise imposed by the Board of Directors or the Committee. In the event of a change in control of the Company, the Board of Directors or the Committee retains the discretion to accelerate the vesting of stock options and SARs and to remove restrictions on transfer of restricted stock awards. Unless terminated by the Board of Directors, the 1996 Plan continues until December 2006.

Under the present provisions of the IRC, the Federal income tax consequences of options issued under the 1996 Plan are summarized as follows:

1. NQSOs. The granting of an NQSO to a participant will not result in taxable income to a participant or a deduction in computing the income tax of the Company. Upon exercise of an NQSO, the excess of the fair market value of the shares acquired over the exercise price is (a)taxable to the participant as ordinary income and (b) deductible in computing the Company's income tax, subject to satisfying applicable withholding requirements and general rules relating to reasonableness of compensation.

2. Incentive Stock Options. A participant will not be deemed to receive any income at the time an incentive stock option is granted nor when the incentive stock option is exercised. (However, the exercise may give rise to alternative minimum tax liability for the participant.)

The participant must remain an employee of the Company from the time the option is granted until three months before the option is exercised. Once the option has been exercised and stock purchased, upon a subsequent sale of the Company stock, any gain (i.e., the excess of the sale price over the exercise price) will result in long-term capital gain and any loss will belong-term capital loss. However, long-term capital gain treatment is only available if, once the option is exercised, the stock is not sold within (1)two years from the date the option was granted or (2) one year from the date the option was exercised and the stock purchased, whichever is later.

If the participant disposes of the shares within the two-year or one-year period referred to above, the disposition is a "disqualifying disposition," and the participant will generally realize ordinary income taxable as compensation in the year of the disqualifying disposition to the extent of the excess of the fair market value of the shares on the date of purchase over the option exercise price. For purposes of determining gain or loss upon the sale of the shares, an amount equal to this compensation income will be added to the purchase price at which the shares were acquired (the exercise price), and the total will be the adjusted cost of the stock. The difference between the net proceeds of the sale and the adjusted cost of the shares will be long term or short term capital gain or loss depending, generally, on whether the shares were held more than one year after the incentive stock option was exercised. To the extent the participant recognizes compensation income with respect to a disqualifying disposition, the Company will be entitled to a corresponding deduction, subject to general rules relating to reasonableness of compensation.

The foregoing is only a summary of the federal income rules applicable to options granted under the 1996 Plan and is not intended to be complete. In addition, this summary does not discuss the effect of the income or other tax laws of any state or other jurisdiction in which a participant may reside.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2.


                                   PROPOSAL 3
                        RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

The Company's Board of Directors has selected Richard & Hedrick ("R&H") as the Company's independent accountants for the fiscal year ending March 31, 2001. Although the appointment of R&H is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the appointment for the current fiscal year. In the event a majority of the votes cast at the meeting are not voted in favor of the appointment, the Board of Directors will reconsider its selection. Proxies solicited by the Board will be voted in favor of the appointment unless stockholders specify otherwise in such proxies.

The Company's financial statements for the fiscal years ended March 31, 2000, March 31, 1999 and March 31, 1998 were audited by R&H.

A representative of R&H is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from the stockholders.

VOTE REQUIRED

The affirmative vote of the majority of the shares of Common Stock voting at the Annual Meeting is required to ratify the selection of Richard & Hedrick as independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT
                         ------------------------------

The following table sets forth information as of July 28, 2000, with respect to Common Stock of the Company owned by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer, and (iv) all directors and executive officers of the Company as a group. Except as noted below, and subject to applicable community property and similar laws, each stockholder has sole voting and investment powers with respect to the shares shown. Shares of Common Stock issuable on exercise of currently exercisable or convertible securities or securities exercisable or convertible within 60 days after the Record Date are deemed beneficially owned and outstanding for computing the percentages owned by the person holding such securities, but are not considered outstanding for computing the percentage of any other person.

Name                                          Number of Shares          Percent of Shares
                                              of Common Stock           of Common Stock
--------------------------------------------- ------------------------- ------------------------
SATX, Inc.                   (1)                     3,982,600                   53.0%
The Cooper Family Trust      (2)                       948,300                   12.6%
John M. Burris               (3)                       200,000                    2.7%
Matthew F. Jodziewicz        (3)                       200,000                    2.7%
Merritt W. Jesson            (4)                           -0-                     -0-
Robert W. Ellis              (4)                           -0-                     -0-
Khoren Shaginian             (5)                           -0-                     -0-
Jack D.W. Song               (6)                     1,155,626                   15.4%
All directors and
 executive officers as a
  group (5 persons)                                    400,000                    5.4%

------------------

(1) The shares held by SATX, Inc. were acquired on May 23, 2000, from the Cooper Family Trust (Mrs. Ruth Cooper, Trustee). SATX is located at 4710 Eisenhower Boulevard, Suite B-2, Tampa, Florida 33634.

(2) The mailing address of such person is 1115 Calle Vista Drive, Beverly Hills, California 90210.

(3) The mailing address of such person is c/o ORA Electronics, Inc., 9410 Owensmouth Avenue, Chatsworth, California 91311.

(4) The mailing address of such person is c/o SATX, Inc., 4710 Eisenhower Boulevard, Suite B-2, Tampa, Florida 33634. Mr. Jesson is the Chairman of the Board and CEO of SATX, Inc. and MR. Ellis is a Director and CFO of SATX, Inc.

(5) The mailing address of such person is c/o 23 Corporate Plaza, Suite 247, Newport Beach, California 92660.

(6) The mailing address of such person is 6F #219 Chingshan South Section 2, Taipei, Taiwan, ROC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. To the Company's knowledge and except as previously disclosed, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all of its officers and directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to transactions during Fiscal 2000.




                      STOCKHOLDER PROPOSALS AND NOMINATIONS

Pursuant to the Company's Bylaws, no business proposal will be considered properly brought before the next annual meeting by a stockholder, and no nomination for the election of directors will be considered properly made at the next annual meeting by a stockholder, unless notice thereof, which contains certain information required by the Bylaws, is provided to the Company no later than 60 days nor more than 90 days prior to the next annual meeting. However, in the event that less t han 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Any stockholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 2001 Annual Meeting must submit such proposal so that it is received by the Company no later than March 31, 2001. Stockholder proposals should be submitted to the Secretary of the Company. No stockholder proposals were received for inclusion in this proxy statement.

                                  OTHER MATTERS

While the Notice of Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. The enclosed proxy gives discretionary authority to the Board of Directors, however, to consider any additional matters that may be presented.

                          ANNUAL REPORT TO STOCKHOLDERS

The Company's Annual Report for Fiscal 2000 is being mailed to stockholders together with this Proxy Statement.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN UNITED STATES.

                       By Order of the Board of Directors

                                    /s/ MATTHEW F. JODZIEWICZ
                                    -----------------------------------
                                    Matthew F. Jodziewicz,
                                    Secretary
Chatsworth, California
December __, 2000

                                    EXHIBIT A

                              ORA ELECTRONICS, INC.
                      AMENDED AND RESTATED 1996 STOCK PLAN

1. Purpose. The purposes of the ORA Electronics, Inc. 1996 Stock Plan ("Plan") are to encourage key personnel of ORA Electronics, Inc. (the "Company")and its subsidiaries to increase their interest in the Company's long-term success, to enhance the profitability and value of the Company for the benefit of its shareholders and to assist the Company and its subsidiaries in attracting, retaining and motivating key personnel by giving suitable recognition for services which contribute materially to the Company's success.

2.   Definitions.  The following  definitions shall be applicable throughout the
     Plan:

"Act" means the Securities Act of 1933, as amended from time to time.

"Affiliate" means any parent or subsidiary (as defined in Section 424(e) and (f) of the Code) of the Company.

"Award" means an Option, Stock Appreciation Right or Other Stock Award.

"Board" means the Board of Directors of the Company.

"Change of Control" means, unless the Board otherwise directs by resolution adopted prior thereto, (i) the acquisition by any entity, person or group (other than the Company or its Affiliates or an employee benefit plan maintained by the Company or one of its Affiliates) of beneficial ownership of 20% or more of the outstanding voting stock of the Company; or (ii) the occurrence of a transaction requiring shareholder approval for the acquisition of the Company by the purchase of stock or assets, or by merger, or otherwise; or (iii) the election during any period of 24 months or less of 50% or more of the members of the Board without the approval of the nomination of such members by a majority of the Board consisting of members who were serving at the beginning of such period. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Committee of the Board consisting of two or more directors, each of whom (i) is a "Non-Employee Director" within the meaning of Rule 16b-3, and (ii) is an "outside director" within the meaning of Section 162(m) of the Code, or successor rule or regulation.

"Company" means ORA Electronics, Inc., a Delaware corporation.

"Consultant" means any consultant or advisor engaged by the Company who renders bona fide services to the Company or an Affiliate in connection with business, provided that such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

"Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code.

"Employee" means any person who is employed by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means for any given day (i) the closing sales price on such date of a share of Stock as reported on the principal securities exchange on which such shares of Stock are then listed or admitted to trading, or as reported on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System, or (ii) if not so reported, the average of the bid and ask prices on such date as reported on the Nasdaq System published in The Wall Street Journal, or (iii) if no such quotations are available, as determined by the Committee in good faith in their absolute discretion.

"Grant Limit" means the total number of shares of Stock that can be issued to any Participant in any fiscal year pursuant to an Award granted hereunder.

"Incentive Stock Option" means an Option granted by the Committee to an Employee Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

"Non-Qualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

"Option" means an Award granted under Section 6 of the Plan.

"Other Stock Awards" means an Award granted under Section 8 of the Plan.

"Participant" means any individual designated by the Committee to participate in the Plan.

"Performance-Based Compensation" means (i) an Option granted at less than 100% of the Fair Market Value of the Stock at the time of grant, (ii) a Restricted Stock Award or (iii) a Stock Bonus, in each case which has been granted with the intention that such award will be deductible under Section 162(m) of the Code, or successor provision.

"Plan" means this ORA Electronics, Inc. 1996 Stock Plan.

"Restricted Stock Award" means an Award granted under Section 8(a) of the Plan.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule or regulation.

"Stock" means the common stock of the Company, $.001 par value.

"Stock Appreciation Right" means an Award granted under Section 7 of the Plan.

"Stock Bonus" means an Award granted under Section 8(b) of the Plan.

"Termination Date" means the date an optionee ceases to be employed or engaged by the Company.

3. Administration. The Plan shall be administered by the Committee. The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and to make all other determinations necessary or advisable for the administration of the Plan, to the extent not contrary to the explicit provisions of the Plan. Determinations, interpretations and other actions by the Committee pursuant to the Plan shall be final, conclusive and binding on all persons for all purposes.

     The Committee shall have full power, discretion and authority to establish applicable performance measures for Awards intended to be performance-Based Compensation, which performance measures shall include one or more of the following: improvements in revenues, earnings per share, profit before taxes, net income or operating income; return on shareholder equity; return on net assets; and stock price performance. Further, the Committee shall determine the specific targets related to each such performance measure and the performance period for each such Award. The Committee shall establish in writing such performance measures, specific targets and performance periods as provided in Section 162(m) of the Code and the regulations promulgated thereunder, or successor provision or regulation. The Committee's decisions and determination sunder the Plan need not be uniform and may be made selectively among participants whether or not such Participants are similarly situated. The Committee may, in its discretion, delegate to others responsibilities to assist in administering the Plan.

     In the event that the Board has not designated a Committee, the Plan shall be administered by the Board, and shall exercise all authority granted to the Committee pursuant to the terms of this Plan.

4. Eligibility. Any Employee selected by the Committee, except a member of the Committee or a director whose principal employment is not with the Company or an Affiliate, and any Consultant selected by the Committee shall be eligible for Awards contemplated under the Plan except that Consultants shall not be eligible for Incentive Stock Option grants.

5. Stock Subject to Plan and Grant Limits. The total number of shares of Stock subject to issuance under the Plan may not exceed 5,000,000, subject to adjustments as provided in the Plan. Shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued shares or shares purchased by the Company on the open market or by private purchase. The Grant Limit shall equal 300,000 shares, subject to adjustment as provided in Section 10 hereof.

     Except as otherwise provided in the Plan, shares of Stock that are subject to an Option or Stock Appreciation Right which, for any reason, expires or is terminated unexercised as to such shares, and shares of Stock subject to a Restricted Stock Award made under the Plan which are reacquired by the Company pursuant to the Plan, shall again become available for issuance under the Plan.

6. Stock Options. The Committee may grant stock Options alone or In addition to any other Awards granted under the Plan. Options granted under the Plan may be of two types: (i) Incentive Stock Options; and (ii) Non-Qualified Stock Options. Subject to the limitations contained herein with respect to Incentive Stock Options, the Committee may grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Options to a Participant and the Committee shall have complete discretion in determining the number of Options granted to each Participant, subject to the Grant Limit. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. The provisions of Options need not be the same with respect to each Participant granted an Option.

     Each Option shall be set forth in a written agreement, shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

     (a) The exercise price of shares subject to any Incentive Stock Option shall not be less than the Fair Market Value of the Stock at the time the Incentive Stock Option is granted; the exercise price of shares subject to any Non-Qualified Stock Option shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted, provided that such exercise price may not be less than 85% of the Fair Market Value of the Stock at the time the Non-Qualified Stock Option is granted;

     (b) If the exercise price of a Non-Qualified Stock Option is less than 100% of the Fair Market Value of the Stock at the time the Non-Qualified Stock Option is granted, the Committee may designate such award as Performance-Based Compensation in which event the Committee shall establish performance measures for such award, the specific targets applicable to such measures and the performance period for such award;

     (c) The exercise price of any shares exercised under any Option must be paid in full upon such exercise in cash or stock, or such other form of consideration as the Committee may determine;

     (d) The term of each Option shall be fixed by the Committee but no Option may be exercised after the expiration of 10 years from the date such Option is granted;

     (e) In the event that an optionee shall cease to be employed or engaged by the Company or an Affiliate, the vesting of such optionee's Options shall immediately and automatically terminate on the Termination Date and if the cessation of employment or engagement is:

          (1) due to any reason other than due to retirement, Disability or death, such optionee's Options exercisable on the Termination Date shall remain exercisable for 30 days after the Termination Date;

          (2) due to retirement, such optionee's Options exercisable on the Termination Date shall remain exercisable for three months after the Termination Date;

          (3) due to a Disability, such optionee's Options exercisable on the Termination Date shall remain exercisable for one year after the Termination Date, or;

          (4) due to death while employed or engaged by the Company or its Affiliate, or during the three month period following retirement or during the one year period following cessation of employment due to a Disability, the optionee's Options exercisable at the time of death shall remain exercisable for one year after the date of the optionee's death;

          provided, however, that notwithstanding anything herein to the contrary, if any Option would otherwise expire on an earlier date than described above, such Option shall remain exercisable only until the earlier expiration date;

     (f) Options shall become exercisable at such time or times and subject to such terms and conditions (including, without limitation, installment exercise provisions) as shall be determined by the Committee and if the Committee provides that any Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part based on any factors as the Committee may determine;

     (g) Incentive Stock Options may be granted only to Employees;

     (h) In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which Options are exercisable for the first time by any Employee during any calendar year (under all such plans of the Company and its Affiliates) shall not exceed $100,000;

     (i) No Incentive Stock Option shall be granted to a Participant who, at the time the Incentive Stock Option is granted, owns (within the meaning of Section 422 of the Code) Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate unless the exercise price per share of Stock is at least 110% of the Fair Market Value of the Stock at the time the Incentive Stock Option is granted and the Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant;

     (j) No Option shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code; and

     (k) All Options shall be exercisable during the optionee's lifetime only by the optionee or by a transferee permitted pursuant to Section 6(j) above.

          Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422.

7. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights alone or in conjunction with all or part of any Option granted under the Plan, subject to the Grant Limit. In the case of a Non-Qualified Stock Option, such Stock Appreciation Rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock option, such Stock Appreciation Rights may be granted only at the time of the grant of the Incentive Stock Option.

     Each Stock Appreciation Right shall be set forth in a written agreement, shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

     (a) Subject to subparagraphs (b) and (c) below, a Stock Appreciation Right granted in connection with an Option shall become exercisable and shall lapse according to the same vesting schedule and lapse rules that are established for the Option; a Stock Appreciation Right granted independently of an Option shall become exercisable and shall lapse in accordance with the vesting schedule and lapse rules established by the Committee;

     (b) A Stock Appreciation Right and any related Option shall not be exercisable during the first six months of their terms by any Participant;

     (c) A Stock Appreciation Right shall be exercisable only when the Fair Market Value of the Stock relating to the Stock Appreciation Right exceeds the exercise price thereof;

     (d) If the exercise price of a Stock Appreciation Right is less than 100% of the Fair Market Value of the Stock at the time the Stock Appreciation Right is granted, such award may be designated by the Committee to be Performance-Based Compensation in which event the Committee shall establish performance measures for such award, the specific targets applicable to such measures and the performance period for such award;

     (e) Upon the exercise of a Stock Appreciation Right with respect to any number of shares of Stock, the holder shall be entitled to receive payment of an amount (subject to subparagraph (f), below) determined by multiplying (i) the difference between the Fair Market Value per share of Stock on the date of exercise and the exercise price of the related Option (or in the case of an Stock Appreciation Right granted independent of an Option, the exercise price of the Stock Appreciation Right as established by the Committee) by (ii) the number of shares in respect of which the Stock Appreciation Right is exercised. At the discretion of the Committee, payment for Stock Appreciation Rights may be made in cash or stock, or in a combination thereof. If payment is made in Stock, the value of such Stock shall be the Fair Market Value determined as of the date of exercise;

     (f) At the time of grant, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a Stock Appreciation Right;

     (g) Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on exercise of a Stock Appreciation Right (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3;

     (h) The Committee may provide that upon exercise of a Stock Appreciation Right granted in conjunction with an Option, the number of shares of Stock for which the related Option shall be exercisable shall reduce by the number of shares of Stock for which the Stock Appreciation Right shall have been exercised and the number of shares of Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of shares of Stock for which such Option shall have been exercised;

     (i) The term of a Stock Appreciation Right granted under the Plan shall not exceed ten years;

     (j) No Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, signed or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and all Stock Appreciation Rights shall be exercisable during the Participant's lifetime only by the Participant or by a transferee permitted pursuant to Section 7(j) above;

     (k) The Committee may provide, at the time of grant, that such Stock Appreciation Right can be exercised only in the event of a Change of Control, subject to terms and conditions as the Committee may specify at grant.

8. Other Stock Awards. In addition to Options and Stock Appreciation Rights, the Committee may grant Other Stock Awards payable in Stock upon such terms and conditions as the Committee may determine, subject to the provisions of the Plan. Other Stock Awards may include, but are not limited to, the following types of Awards:

     (a) Restricted Stock Awards. The Committee may grant Restricted Stock Awards, each of which consists of a grant of shares of Stock subject to restrictions, terms and conditions not inconsistent with the terms of the Plan, including the Grant Limit, as the Committee deems appropriate, which such restrictions, terms and conditions shall be set forth in written agreements. The Committee may designate a Restricted Stock Award as Performance-Based Compensation in which event the Committee shall establish performance measures for such award, the specific targets applicable to such measures and the performance period for such award. Stock certificates evidencing a Restricted Stock Award shall be issued by the Company in the name of the Participant, and such Participant shall be entitled to all voting rights, rights to dividends and other rights of holders of Stock, subject to the provisions of the Plan. The certificates representing a Restricted Stock Award issued under the Plan and any dividends paid thereon, shall remain in the physical custody of the Company or an escrow holder or be placed in trust until the restrictions imposed under the Plan have lapsed. The Committee may also require that a legend or legends be placed on any certificates representing a Restricted Stock Award to reference the various restrictions imposed on such Stock. If a Restricted Stock Award is granted which requires the payment of an exercise price by the Participant, then such Award must be accepted within a period of 60 days (or such shorter periods as the Committee may specify at grant) after the date of grant. The shares of Stock granted under a Restricted Stock Award may not be sold, transferred, assigned, or otherwise alienated or hypothecated until the lapse or release of restrictions in accordance with the terms of the Restricted Stock Award agreement and the Plan. Prior to the lapse or release of restrictions, all shares of Stock are subject to forfeiture in accordance with conditions as may be determined by the Committee. The provisions of a Restricted Stock Award need not be the same with respect to each recipient.

     (b) Stock Bonuses. The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time, subject to the Grant Limit. A Stock Bonus shall be paid at such time and be subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. The Committee may designate a Stock Bonus as Performance-Based Compensation in which event the Committee shall establish performance measures for such award, the specific targets applicable to such measures and the performance period for such award. Certificates for shares of Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

9. General Provisions. The grant of any Award under the Plan may also be subject to such other provisions (whether or not applicable to any Award granted to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock through the exercise of Options, provisions for restrictions on resale or other disposition of shares acquired under any Award, provisions giving the Company the right to repurchase Stock acquired under any Award in the event the Participant elects to dispose of such Stock, provisions to comply with compensation expense deductibility under the Code and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

     The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Act any of the shares of Stock delivered under the Plan. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the

     Securities and Exchange commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participant acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Stock without a view to distribution thereof.

     The Company shall have the right to deduct from all Awards, to the extent paid in cash, all federal state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Participant or other person receiving such Stock may be required to pay to the Company prior to delivery of such Stock, the amount of any such tax which the Company is required to withhold, if any, with respect to such Stock. At the discretion of the Committee, the Company may accept shares of Stock, or withhold shares of Stock otherwise issuable upon exercise of an Award, of equivalent Fair Market Value in payment of such withholding tax obligations or provide alternative methods of complying with such withholding tax obligations.

     No Employee or other person shall have any claim or right to be granted an Award under the Plan nor, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or its Affiliates.

     Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to the benefits of an Award, if any, due under the Plan upon such Participant's death. A Participant may, from time to time, revoke or change the beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation therein shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     Except as otherwise specifically provided in the Plan, no Participant shall be entitled to the privileges of stock ownership in respect of Stock which is subject to an Option, Stock Appreciation Right or Other Stock Award until such Stock has been issued to that Participant upon exercise of an Option or Stock Appreciation Right according to its terms or upon sale or grant of Stock in accordance with an Other Stock Award.

     No Participant or other person shall have any right with respect to this Plan, shares reserved under this Plan, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions and provisions of the Plan applicable to such Participant have been met.

10. Changes in Capital Structure. In the event of changes in the outstanding Stock or in the capital structure of the Company by reason of any stock dividend, stock split, exchange of shares, recapitalization, reorganization, subdivision or consolidation of shares, or other similar transaction, the aggregate number of shares available under the Plan, the number of shares subject to each outstanding Award and the price per share of any Award, shall all be proportionately adjusted. In the event the Company shall be a party to a transaction involving a sale of substantially all of its assets, a merger or a consolidation, the Board shall make such adjustment as shall be necessary or appropriate which may include assumption of Awards by the surviving Company, for their continuation, for the acceleration of vesting and expiration, or for settlement in cash. In the case of dissolution of the Company (other than a dissolution following the sale of substantially all of the Company's assets),the Awards outstanding hereunder shall terminate; provided, however, that each Participant shall have 30 days' prior written notice of such event, during which time the Participant shall have the right to exercise in full any partly or wholly unexercised Award, including the portion not yet exercisable pursuant to the vesting schedule set forth in any Award agreement. In the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to or available for Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, the Committee may make such adjustments or substitutions to Awards or agreements evidencing Awards as the Committee determines appropriate in its sole discretion. Any adjustment in Incentive Stock Options under this Section 10 shall be made only to the extent not constituting a "modification" within the meaning of
     Section 424(h)(3) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustments shall be conclusive and binding for all purposes.

11. Change of Control. Upon the occurrence of an event constituting a Change of Control, the following transactions, in the sole discretion of the Committee, may be triggered: (i) all Options and Stock Appreciation Rights shall become immediately exercisable in full for the remainder of their terms; and(ii) restrictions on alienation or hypothecation of Stock granted pursuant to a Restricted Stock Award shall lapse and in such case the Participant shall be issued Stock certificates free of any such restrictions.

12. Amendments and Termination. The Board may, from time to time, amend, suspend or terminate the Plan in whole or in part and, if terminated, may reinstate any or all of the provisions of the Plan, except that no amendment, suspension or termination shall be made which would impair the rights of a Participant under an Award theretofore granted, without such Participant's consent. The Board shall obtain stockholder approval of any amendment to this Plan which would be necessary to allow this Plan to continue to meet the conditions of Rule 16b-3 or Sections 162(m) or 422 of the Code.

13. Effective Date and Term. The Plan shall become effective as of December 20, 1996, the date of its adoption by the Board, subject to ratification by the stockholders of the Company within twelve months of the adoption date. Unless sooner terminated by the Committee, the Plan shall continue until December 20, 2006, the tenth anniversary of the Plan's effective date, when it shall terminate and no Award shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all the Company's obligations under outstanding Awards and to conclude the administration of the Plan.

14. Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and be governed by the laws of the State of Delaware.

                                  ATTACHMENT A

                              ORA ELECTRONICS, INC.
               Annual Meeting of Shareholders - January 15, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ORA Electronics, Inc. (the "Company"), hereby appoints Merritt W. Jesson as the nominee of the undersigned to amend and to act for and on behalf of the undersigned at the annual meeting of shareholders of the Company to be held on January 15, 2001 at 10:00 a.m. Pacific Standard Time (for holders of shares as of November 30, 2000), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees named above are specifically directed to vote as indicated below.

1.   ELECTION OF DIRECTORS

 [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY to vote for each
                                             nominee listed below

             Merritt W. Jesson, John M. Burris, Matthew F. Jodziewicz, Robert W. Ellis, Khoren Shaginian

     (INSTRUCTION: To withhold authority to vote for any nominee write names of such nominee(s) below).

 -------------------------------------------------------------------------------

2. PROPOSAL BY ORA ELECTRONICS, INC. TO AMEND THE COMPANY'S AMENDED AND RESTATED 1996 STOCK PLAN.

                                          [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. PROPOSAL BY ORA ELECTRONICS, INC. TO RATIFY THE APPOINTMENT OF RICHARD & HEDRICK AS THE COMPANY'S INDEPENDENT CERTIFYING ACCOUNTANTS.

                                          [ ] FOR [ ] AGAINST [ ] ABSTAIN

--------------------------------------------------------------------------------

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSALS LISTED ABOVE. The undersigned hereby appoints the proxy holders to vote as designated on this proxy, and in their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                    Dated:  _____________, 200_

                                    ----------------------------
                                             Signature

                                    ----------------------------
                                    Signature if held jointly

               Please sign and date exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign as partnership name by authorized person.